SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             _______________________

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             _______________________


                  Date of Report
                  (Date of earliest
                  event reported):    April 21, 1998


                              IES UTILITIES INC.
             (Exact name of registrant as specified in its charter)


        Iowa                         0-4117-1                  42-0331370
   (State or other              (Commission File             (IRS Employer
   jurisdiction of                   Number)              Identification No.)
   incorporation)


                     Alliant Tower, Cedar Rapids, Iowa  52401
          (Address of principal executive offices, including zip code)


                                 (319) 398-4411
                         (Registrant's telephone number)

   Item 5.     Other Events.

          On April 21, 1998, following receipt of final regulatory approval, the three-way business combination (the "Merger") between WPL Holdings, Inc., a holding company incorporated under the laws of the State of Wisconsin ("WPLH"), IES Industries Inc., a holding company incorporated under the laws of the State of Iowa ("IES") and the parent corporation of IES Utilities Inc. (the "Company"), and Interstate Power Company, an operating public utility incorporated under the laws of the State of Delaware ("IPC"), was consummated in accordance with the terms of an Agreement and Plan of Merger, dated as of November 10, 1995 (as amended on May 22, 1996 and August 16, 1996) by and among WPLH, IES and IPC, among others (the "Merger Agreement"). In the Merger, WPLH, as the surviving holding company, changed its name to Interstate Energy Corporation ("IEC") and is currently doing business as Alliant Corporation.

          Pursuant to the terms of the Merger Agreement, IES was merged with and into WPLH (n/k/a IEC) and each outstanding share of IES common stock was converted into the right to receive 1.14 shares of IEC common stock. Similarly, an acquisition subsidiary of IEC was merged with and into IPC (with IPC as the surviving corporation) and each outstanding share of IPC common stock was converted into the right to receive 1.11 shares of IEC common stock. At the effective time of the Merger, there were 30,761,923 and 9,768,907 shares of IES common stock and IPC common stock outstanding, respectively. All outstanding shares of WPLH common stock remain unchanged and outstanding as shares of IEC common stock following the Merger.

          As a result of the Merger, the Company and IPC joined Wisconsin Power and Light Company as the operating public utility subsidiaries of IEC. The outstanding shares of preferred stock and debt securities of the Company, IPC and Wisconsin Power and Light Company were unaffected by the Merger. In connection with the Merger, IEC filed an application to become and is now a registered public utility holding company under the Public Utility Holding Company Act of 1935, as amended. The Merger will be accounted for as a pooling of interests for accounting purposes.

          The Merger Agreement and the amendments thereto are filed as exhibits to this Current Report on Form 8-K and are incorporated herein by reference. The discussion above is qualified in its entirety by reference to that agreement and the amendments thereto.

          Concurrent with the consummation of the Merger, the Board of Directors of the Company was reconstituted. The current directors of the Company are:

          Alan B. Arends           Milton E. Neshek
          Erroll B. Davis, Jr.     Jack R. Newman
          Rockne G. Flowers        Judith D. Pyle
          Joyce L. Hanes           Robert D. Ray
          Lee Liu                  David Q. Reed
          Katharine C. Lyall       Robert W. Schlutz
          Arnold M. Nemirow        Wayne H. Stoppelmoor
                                   Anthony R. Weiler

          The current executive officers of the Company are:

          Erroll B. Davis, Jr. - Chief Executive Officer
          Eliot G. Protsch - President
          John E. Ebright - Vice President-Controller
          Dean E. Ekstrom - Vice President-Sales and Service
          John F. Franz, Jr. - Vice President-Nuclear Operations
          Edward M. Gleason - Vice President-Treasurer and Corporate
                                Secretary
          Dundeana Langer - Vice President-Customer Operations
          David L. Wilson - Assistant Vice President-Nuclear Operations Donald D. Jannette - Assistant Corporate Secretary
          Steven F. Price - Assistant Treasurer
          Robert A. Rusch - Assistant Treasurer
          Daniel Siegfried - Assistant Secretary

   Item 7.     Financial Statements and Exhibits.

     (a)  Not Applicable.

     (b)  Not Applicable.

     (c)  Exhibits.

          The exhibits listed in the accompanying Exhibit Index are filed as part of this Current Report on Form 8-K.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   IES UTILITIES INC.


   Date:  May 8, 1998.             By:  /s/ Erroll B. Davis, Jr.
                                        Erroll B. Davis, Jr.
                                          Chief Executive Officer

                               IES UTILITIES INC.

                            EXHIBIT INDEX TO FORM 8-K
                              Dated April 21, 1998

    Exhibit

    (2.1) Agreement and Plan of Merger, dated as of November
          10, 1995, by and among WPL Holdings, Inc., IES Industries Inc., Interstate Power Company and AMW Acquisition, Inc. [Incorporated by reference to Exhibit (2.1) to WPL Holdings, Inc.'s Current Report on Form 8-K, dated November 10, 1995]

    (2.2) Amendment No. 1 to Agreement and Plan of Merger and
          Stock Option Agreements, dated as of May 22, 1996, by and among WPL Holdings, Inc., IES Industries Inc., Interstate Power Company, a Delaware corporation, AMW Acquisition, Inc., WPLH Acquisition Co. and Interstate Power Company, a Wisconsin corporation [Incorporated by reference to
          Exhibit (2.1) to WPL Holdings, Inc.'s Current Report on Form 8-K, dated May 22, 1996]

    (2.3) Amendment No. 2 to Agreement and Plan of Merger, dated as of August 16, 1996, by and among WPL Holdings, Inc., IES Industries Inc., Interstate Power Company, a Delaware corporation, WPLH Acquisition Co. and Interstate Power Company, a Wisconsin corporation [Incorporated by reference to Exhibit (2.1) to WPL Holdings, Inc.'s Current Report on Form 8-K, dated August 16, 1996]